Exhibit 24(b)

                 POWERS OF ATTORNEY - MID-PLAINS


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Floyd A. Brynelson

                                             Floyd A. Brynelson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ S. C. Ehlers

                                             S. C. Ehlers, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Eugene A. Johnson

                                             Eugene A. Johnson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Charles Maulbetsch

                                             Charles Maulbetsch, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Harold L. Swanson

                                             Harold L. Swanson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Fredrick E. Urben

                                             Fredrick E. Urben, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Wisconsin Communications Group, Inc.'s ("Wiscom") common stock which will be issued in connection with the proposed merger of a subsidiary of Wiscom and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Wiscom and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 18th day of February, 1997.

                                             /s/ Dean W. Voeks

                                             Dean W. Voeks, Director